UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.                )

Filed by the Registrant   ☒             Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Willis Towers Watson Public Limited Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

On or about August 19, 2020, Willis Towers Watson mailed the following letter to its shareholders.

August 19, 2020

Dear Fellow Shareholder:

According to our latest records, we have not yet received your vote for the important upcoming Extraordinary General Meeting and Court Meeting of Willis Towers Watson Public Limited Company shareholders, each taking place on August 26, 2020. The Willis Towers Watson Board of Directors unanimously recommends that shareholders vote in favor of all of the proposals being presented at each meeting.

In order for the resolution at the Court Meeting to pass, shareholders voting to approve the acquisition of Willis Towers Watson by Aon plc by means of a scheme of arrangement must (a) represent a simple majority in number of the shareholders of record present (in person or by proxy) and voting and (b) represent 75% or more in value of shares held by Willis Towers Watson shareholders present (in person or by proxy) and voting. In order for the resolutions at the Extraordinary General Meeting to pass, ordinary resolutions require the approval of at least a majority of the votes cast and special resolutions require the approval of at least 75% of the votes cast, in each case, by the Willis Towers Watson shareholders present (in person or by proxy) and voting.

Therefore, your vote is important, no matter how many or how few shares you may own. If you have not already done so, please vote TODAY by telephone, via the Internet, or by signing, dating and returning the enclosed proxy card in the envelope provided.

Please help the Company avoid the expense of further solicitation by voting your shares today.

Very truly yours,

John J. Haley	Victor F Ganzi
Chief Executive Officer and Member of the WTW Board	Non-Executive Chairman of the WTW Board

REMEMBER:

You can vote your shares by telephone, or via the Internet.

Please follow the easy instructions on the enclosed proxy card.

If you have any questions, or need assistance in voting

your shares, please call our proxy solicitor:

INNISFREE M&A INCORPORATED

TOLL-FREE, at 1-888-750-5884.

Additional Information and Where to Find It

In connection with the proposed transaction, WTW and Aon have filed relevant materials with the SEC, including the Definitive Proxy Statement. Following the filing of the Definitive Proxy Statement with the SEC, WTW mailed the Definitive Proxy Statement, a proxy card related to the WTW Court Meeting and a proxy card related to the WTW EGM to each of its shareholders entitled to vote at such meetings, and Aon mailed the Definitive Proxy Statement and a proxy card related to the Aon EGM to each of its shareholders entitled to vote at the Aon EGM. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors may obtain the Definitive Proxy Statement, as well as other filings containing information about WTW or Aon, free of charge, from the SEC’s website at www.sec.gov. Investors may also obtain WTW’s or Aon’s SEC filings in connection with the transaction, free of charge, by requesting them in writing from WTW (through its proxy solicitors) or Aon (as applicable) as follows:

Innisfree M&A Incorporated c/o WTW Company Secretary 501 Madison Avenue, 20th Floor New York, New York 10022 Phone: 888 750 5884 corporatesecretary@willistowerswatson.com	Aon plc Attn: Investor Relations 200 East Randolph Street Chicago, Illinois 60601 Attn: Investor Relations Phone: 312 381 3310
OR	investor.relations@aon.com
Innisfree M&A Incorporated c/o Matheson	OR Arthur Cox
70 Sir John Rogerson’s Quay	Ten Earlsfort Terrance
Dublin 2, Ireland	Dublin 2, Ireland
Phone: +353 1 232 2000	Phone: +353 1 920 1000
dublin@matheson.com	dublin@arthurcox.com

Participants in the Solicitation

WTW, Aon and their directors, executive officers and employees and certain other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction for the purposes of the laws of the United States. Information regarding WTW’s directors and executive officers is available in its definitive proxy statement for its 2020 annual general meeting of shareholders filed with the SEC on April 27, 2020. Information regarding Aon’s directors and executive officers is available in its definitive proxy statement for its 2020 annual general meeting of shareholders filed with the SEC on April 24, 2020. Other information regarding the interests of the participants in the proxy solicitation is included in the Definitive Proxy Statement. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This letter is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

In particular, this letter is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Any securities issued as a result of the proposed combination by means of a scheme of arrangement are anticipated to be issued in reliance upon the exemption from the registration requirements of the Securities Act pursuant to the exemption from registration set forth in Section 3(a)(10) thereof.

Subject to the right of Aon to implement the proposed combination by way of a takeover offer as an alternative to the scheme, and subject to the provisions of the Business Combination Agreement entered into between WTW and Aon and with the Irish Takeover Panel’s consent, the proposed combination will be implemented solely by means of the scheme documentation, which will contain the full terms and conditions of the proposed combination, including details of how WTW’s shareholders may vote in respect of the proposed combination.

Statement Required by the Irish Takeover Rules

The directors of WTW accept responsibility for the information contained in this communication. To the best of the knowledge and belief of the directors of WTW (who have taken all reasonable care to ensure such is the case), the information contained in this communication for which they respectively accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.